Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Citizens Bank, NA

One Citizens Bank Way

Johnston, Rhode Island 02919

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of retail installment sales contracts in connection with the proposed offering of Citizens Auto Receivables Trust 2023-1. Citizens Bank (the “Company”) is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Sample Data File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 19, 2023, representatives of the Company provided us with a listing with respect to 515,293 retail installment sales contracts (the “Retail Installment Sales Contract Listing”). At your instruction, we randomly selected 250 retail installment sales contracts from the Retail Installment Sales Contract Listing (the “Sample Contracts”).

Further, on April 25, 2023, representatives of the Company provided us with a computer-generated data file and related record layout (the “Sample Data File”) containing data, as represented to us by the Company, as of the close of business March 31, 2023, with respect to each of the 250 Sample Contracts.

At your instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the retail installment sales contract characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

Member of

Deloitte Touche Tohmatsu Limited

Characteristics

1.  Loan account number (for informational purposes only)

2.  Scheduled monthly payment

3.  Original interest rate

4.  Contract date

5.  First pay date

6.  Original maturity date

7.  Original loan amount

8.  Original loan term

9.  Make

10.  Vehicle year

11.  Model type (new/used)

12. Co-obligor (yes/no) 13. VIN 14. Current interest rate 15. Vehicle Value 16. Credit Score 17. Obligor billing state 18. Current balance 19. Current maturity date 20. Booked LTV 21. Remaining term

We compared Characteristics 2. through 13. to the corresponding information set forth on or derived from the Installment Sales Contract or Cure Letter (collectively, the “Contract”) and to screen shots from the Company’s servicing system (the “System Screen Shots”).

We compared Characteristics 14. through 19. to the corresponding information set forth on or derived from the System Screen Shots.

With respect to Characteristic 20., we recomputed the booked LTV by dividing (i) the vehicle value by (ii) the original loan amount (each as set forth on the System Screen Shots). We compared the results of such recalculations to the booked LTV set forth on Sample Data File.

With respect to Characteristic 21., we recomputed the remaining term as the number of months between (i) March 31, 2023 and (ii) the original maturity date (as set forth on the System Screen Shots). We compared the results of such recalculations to the remaining term set forth on Sample Data File.

Further, we compared Characteristic 13. to the corresponding information set forth on or derived from the Title Certificate (as defined below).

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or observed the following:

•

a Title Certificate, Electronic Verification of Title, Title Application, Title Section, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”);

•	the security interest of the Company is indicated on a Title Certificate; and

•	a Truth-in-Lending Disclosure Statement.

The retail installment sales contract documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above-mentioned Contract Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the retail installment sales contracts underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the retail installment sales contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Sample Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 7, 2023